UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________
FORM 8-K
______________________
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 27, 2025
______________________
RingCentral, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36089	94-3322844
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer I.D. No.)
20 Davis Drive, Belmont, CA 94002
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (650) 472-4100
______________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001	RNG	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
☐ Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.
On March 27, 2025, RingCentral, Inc. (the “Company”) entered into the Fifth Amendment to Credit Agreement (the “Fifth Amendment”), among the Company, the other loan parties party thereto, the lenders party thereto, and Bank of America, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and as collateral agent (in such capacity, the “Collateral Agent”). The Amendment amends the Credit Agreement, dated as of February 14, 2023 (the “Credit Agreement”, and as amended by the First Amendment to Credit Agreement, dated as of August 15, 2023, the Second Amendment to Credit Agreement, dated as of November 2, 2023, the Third Amendment, dated as of August 2, 2024, the Fourth Amendment, dated as of August 6, 2024, and the Fifth Amendment, the “Amended Credit Agreement”), among the Company, the lenders from time to time party thereto, the Administrative Agent and the Collateral Agent. The Fifth Amendment extends the delayed draw termination date for the undrawn $350.0 million of existing delayed draw term loan commitments to March 31, 2026. As of March 27, 2025, there was $370.0 million in aggregate principal amount of term loans and no revolving loans or letters of credit outstanding under the Amended Credit Agreement.
Certain of the lenders under the Amended Credit Agreement and their affiliates have engaged in, and may in the future engage in, investment banking and other commercial dealings in the ordinary course of business with the Company or the Company’s affiliates. They have received, or may in the future receive, customary fees and commissions for those transactions.
Additional details of the Credit Agreement were previously disclosed in the Company’s Forms 8-K filed with the Securities and Exchange Commission on February 15, 2023 and August 16, 2023, and in Item 5 of the Company’s Form 10-Q for the fiscal quarter ending June 30, 2024, filed with the Securities and Exchange Commission on August 7, 2024, and are incorporated herein by reference.
The foregoing description of the Fifth Amendment and the transactions contemplated thereby is not complete and is subject to, and qualified in its entirety by reference to, the Fifth Amendment, a copy of which is filed with this Current Report on Form 8-K as Exhibit 10.1 and incorporated herein by reference.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01. Financial Statements and Exhibits.
(d)     Exhibits

Exhibit No	Description
10.1
Fifth Amendment to Credit Agreement, dated as of March 27, 2025, among RingCentral, Inc., the other loan parties party thereto, the lenders party thereto, and Bank of America, N.A., as administrative agent and as collateral agent

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RINGCENTRAL, INC.
a Delaware corporation

Dated: March 27, 2025	By:	/s/ Abhey Lamba
	Name:	Abhey Lamba
	Title:	Chief Financial Officer